                                      LEASE

      THIS LEASE, made and entered into this 27 day of April, 1984, between PERC0M INVESTMENT COMPANY, a general partnership, hereinafter called "Lessor", and PAYCO AMERICAN CORPORATI0N, a Delaware corporation, hereinafter called "Lessee".

      WITNESSETH:

      WHEREAS, the leasehold premises, which are the subject of this Lease, are commonly known as 2520 South 170th Street, New Berlin, Wisconsin, and consist of a one-story office/warehouse building of approximately 19,222 square feet, located on 2.392 acres of land in the City of New Berlin, more particularly described and shown on a plat of survey attached hereto and marked "Exhibit A".

      NOW, THEREFORE, in consideration of the premises and of the mutual benefits to be derived therefrom, it is agreed as follows:

      1. Lessor hereby leases, demises and rents unto the Lessee, and Lessee hereby leases, takes and hires of and from the Lessor, the demised premises, above described, including all easements, rights of way and other rights appurtenant thereto.

      2. This Lease shall be for a term of twenty (20) years, commencing on the first day of May, 1984, and ending on midnight of the 30th day of April, in the year 2004, unless sooner terminated as hereinafter set forth.

      3. Lessee shall have the option to terminate the Lease under the following terms and conditions: After the first ninety (90) months of the Lease term have expired, Lessee shall have the following calendar month in which to make an election to terminate the Lease at the end of one hundred two (102) months.
This e1ection must be in writing, a copy sent to Washington National Retirement Plan, Lessor's mortgagee. Lessee shall also be required to pay a cancellation penalty equal to one (1) full year's rent based on the rental due and owing under the terms of the Lease for the ninety-first (91st) through one hundred second (102nd) months of occupancy, or the sum of One Hundred Thirty-five Thousand and 00/100 ($135,000.00) Dollars, whichever is greater. The effective date of the termination would be at the end of the one hundred second (102nd) month subsequent to commencement of the Lease. To make the election effective, the penalty must be paid to Lessor on or before the last day of the one hundred second (102nd) month. The payment of this penalty shall not relieve Lessee of its obligation under the terms of the Lease to pay rent during the ninety-first
(91st) through one hundred second (102nd) months. Time is of the essence with respect to the exercise of the election to terminate the Lease and pay the penalty. The election and penalty payment must be personally delivered to, or sent postage prepaid, to one of the managing partners of Lessor at the address of the partnership where the rent is then being paid.

      4. The Lessee shall pay a base annual rental of One Hundred Two Thousand Five Hundred Fifteen and 25/100 ($102,515.25) Dollars, payable in equal monthly installments of Eight Thousand Five Hundred

Forty-two and 94/100 ($8,542.94) Dollars on the first day of each, and every month, in advance.

      At the end of the third year of this Lease, the base annual renta1 shall be adjusted to reflect that changes in the cost of living. However, no adjustment shall reduce the rental below that charged during the first three-year period. The basis for computing such adjustment shall be the Consumer Price Index - United States, all items and major group figures for urban wage earners and clerical workers or items (based on 1967 equals 100), published monthly by the "Monthly Labor Review" by the Bureau of Labor Statistics of the

United States Department of Labor ("index"). The computation shall be made by multiplying One Hundred Two Thousand Five Hundred Fifteen and 25/100 ($102,515.25) Dollars by a fraction, the numerator of which shall be the index figure for the month prior to the month in which the adjustment commences and the denominator of which shall be the index figure for the month in which this Lease commences. In the event that the Bureau of Labor Statistics shall cease to publish the index, then a similar index by any other branch or department of the United States shall be used. The result of this computation shall then be divided by twelve (12), and commencing the thirty-seventh (37th) month of this Lease, the adjusted base rental shall be paid. Annually thereafter, at twelve
(12) month intervals, the base annual rental shall be adjusted in accordance with the adjustment in the Consumer Price Index or other comparable index. However, in no event shall any annual increase in base rentals exceed five (5%) percent of the rental charged in the prior twelve (12) month period.

      5. It is agreed that the leased premises shall be used by the Lessee as a general office building and that Lessee shall, with Lessor's prior written consent, and, if required, the consent of Lessor's mortgagee, have the right to sublease out portions of the building to qualified, responsible tenants requiring office space. In the event of such sublease, Lessee's obligation to pay rent under the terms and conditions of this Lease, shall not be relieved and Lessee shall remain liable under its full obligation, pursuant to the terms of this Lease. Written consent to such subleasing shall not be unreasonably withheld.

      6. The Lessor shall have no obligation, to make any alterations, improvements or repairs of any kind on or about the demised premises or the building or buildings thereon, or of which they are a part, or the equipment, fixtures, plumbing, appliances, or machinery in, upon or serving same, or the streets, alleys, areas, area-ways or passages adjoining or appurtenant thereto. Without limitation, Lessee covenants and agrees at its own expense throughout the term:

      (A) to maintain and keep every part of demised premises, including fixtures and appurtenances situated thereon in good and substantial order and repair; and

      (B) to comply with all laws and orders of municipal, state and other governmental authorities pertaining to the demised premises or the use of the demised premises.

      7. Lessee shall pay and discharge as and when the same become due and prior to delinquency all taxes, assessments, levies and other charges, general and special, which are or may be during the term hereof, levied, assessed, imposed or charged against the demised premises and any personal property owned by the Lessor but used by the Lessee in connection with its use of the demised premises and situated thereon, provided, however, that the Lessee during the first calendar year of the original term of this Lease and the last calendar year of the original term or the final extension thereof shall be obligated to pay only a prorata portion of said real estate taxes due and payable for such year based upon the part of the year the Lessee occupies the demised premises, and shall only be obligated to pay those installments of special assessments (using the longest amortization term available) coming due during the term of this Lease.

      The Lessee may in good faith contest any tax assessed which it is obligated to pay under the terms of this Lease if it shall give the Lessor a bond for such amount and guaranteed by such surety as may be satisfactory to the Lessor. The Lessor shall give the Lessee copies of all notices of levy or change or proposed change in tax rate or assessment within thirty (30) days after receipt by Lessor. The Lessor at its option, may require Lessee to pay over to Lessor an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes which may be due and payable during any lease year. Lessor shall adjust the amount of such payments upon the municipality rendering the real estate tax bill, and in the event that Lessee has paid an insufficient amount to cover the total amount due, then Lessee shall, upon demand, pay the additional sum. In the event that Lessee has paid an amount in excess of the amount necessary to cover the general real estate tax liability, then Lessee shall receive a credit against the following year's estimated taxes for such overpayment.

      8. Lessee covenants and agrees at its own expense throughout the term to provide and maintain policies of insurance upon the premises in amounts and with companies acceptable to Lessor, having a Best Insurance Guide rate of 5A+ or better, licensed to transact business in the State of Wisconsin and, in connection with casualty insurance, with mortgagee clauses in favor of and with losses payable to Lessor and its mortgagee, as follows:

      (A) Fire and extended coverage insurance upon all improvements upon the premises in the amount of the full insurable value thereof, with full replacement cost endorsement;

      (B) General comprehensive public liability insurance in such amounts as Lessor may from time to time determine as appropriate, but in no event less than $3,000,000/3,000,000/500,000;

      (C) Rent loss or business interruption insurance in such amounts as may be required by Lessor, but in no event less than $175,000;

      (D) Workmen's compensation insurance, if Lessor has any employees on or about the premises;

      (E) Insurance, (including steam boiler and pressure vessel insurance), as may be required by reason of the uses to which the premises are being devoted;

      (F) Should any part of the premises be used for the sale or dispensing of beer, wine, spirits or other alcoholic beverages, so-called "dram shop" or "innkeeper's liability" insurance shall be carried against claims or liability arising directly or indirectly to persons or property on account of such sale or dispensing, including in such coverage, loss of means of support, in such amount as may be required by law or as Lessor may require, but in no event less than $5,000,000 single limit coverage; and

      (G) Such other insurance and coverage as Lessor may require or as may be customarily carried by persons owning and operating properties of the same type and usage as the leasehold premises.

      9. Upon the termination of this agreement, the Lessee may remove any trade fixtures and equipment owned by it or placed upon the premises by it, other than fixtures installed to replace those presently in the premises, provided, however, that the Lessee leaves the premises in the same condition or repair and tenantability as they were at the time of the making of this agreement prior to the addition of such trade fixtures.

      10. The Lessee shall pay for all utilities, including gas, electricity, sewer and water, as well as any other services used therein during the term of this Lease.

      11. Lessee agrees to save the Lessor harmless and indemnified from all loss, damage, liability or expense incurred or claimed by reason of Lessee's neglect or use of the premises, or by reason of any injury or property damage to any person or property on the premises described herein, except such as is caused by the negligence of the Lessor, and Lessee further agrees to pay all legal expenses, including a reasonable attorney's fee, incurred by the Lessor by reason of the commencement of legal proceedings to enforce any of the provisions of this lease, and resulting in a decree or award in favor of the Lessor.

      The Lessor shall not be liable, and the Lessee hereby waives all claims against the Lessor, for any injury, loss or damage, by theft or otherwise, or damage either to person or property, sustained by the Lessee or other persons, whether due to the building or any part or appurtenances thereof becoming out of repair, or arising from bursting of pipes or resulting from steam, electricity, gas, odors, water, rain or snow which may leak or come from any part of the building or adjoining premises, or due to the happening of any accident in or about the building, or to pipes or appurtenances, or plumbing works therein, or from any other cause whatsoever, unless caused by the negligence of the Lessor.

      12. In case the demised premises are damaged by fire or other casualty, the Lessor covenants and agrees, subject to the right of cancellation hereinafter set forth, promptly to repair or restore the same and obtain certificates approving all such repairs from all public authorities having jurisdiction, subject to reasonable delays in collection of insurance funds or due to restrictions on or inability to obtain labor or materials, or due to other causes or conditions beyond the control of the Lessor. Prompt repair or restoration shall be deemed to allow a reasonable time for the parties to make a survey and determination of the extent of the damage and the probable cost of necessary repairs and restoration and to prepare suitable plans and specifications for and to repair or restore the demised premises in accordance with such determination.

      In the event the damage to the demised premises is of such nature and extent as to require expenditures for repairing and restoration in excess of 25%, but less than 50% of the replacement value of the improvements upon the demised premises as last determined for fire insurance purposes, Lessor shall have one hundred twenty (120) days from the date the damage occurs or if 50% of such replacement value, then Lessor shall have two hundred ten (210) days from the date the damage occurs to repair and restore the demised premises to a condition substantially equal to or better in every respect than their condition prior to such damage. Lessor shall submit to Lessee full information obtained by it as to the cost of repairing and restoring the demised premises. If all repairs and restoration are not substantially completed within the time limits herein stated, then Lessee may at its option terminate this Lease on written notice given thirty (30) days after expiration of the applicable time limit. Expenditures for repairing and restoration shall include the cost of decorating and refurbishing, but shall exclude damage to personal property owned by Lessee.

If the demised premises are untenantable for Lessee's purposes in whole or in part due to damage by fire or other casualty, or the repair of such damage, Lessee's obligation to pay rent and taxes shall be abated proportionately from the date of such damage until the demised premises are repaired or restored, and any unearned rent paid by Lessee shall be refunded or credited upon rent subsequently payable by Lessee if this Lease continues in effect.

      13. In the event that the building or the demised premises shall be taken or condemned by any competent authority for any public use or purpose, or in the event that prior to such taking or condemnation, Lessor deems it expedient to sell the premises to such public authority, the term of this Lease shall end upon the first to occur of sale of the premises or the date when the possession of the portion so taken shall be required for such use or purpose, and the Lessee shall have no claim against the Lessor and shall not be entitled to any portion of the amount which may be awarded as damages or paid as a result of such condemnation proceedings. In the event of termination of this Lease as herein provided, the rental shall be apportioned to the date of such termination.

      14. The Lessee shall not assign this Lease without the consent in writing of Lessor and, if required, Lessor's mortgagee, which consent shall not be unreasonably withheld. Such consent shall not be unreasonably withheld. It is understood and agreed, however, that if the Lessee shall be declared bankrupt, shall have a receiver appointed of its property, which receiver shall not be discharged in thirty (30) days, or shall Lessee make an assignment for the benefit of creditors, or its rights hereunder shall be taken under execution, it shall be construed as an assignment of this Lease within the meaning hereof and Lessor shall have the right to terminate this Lease upon the happening of the foregoing event. In the event, however, that Lessee is the subject or involved in a merger or consolidation, this Lease will not be construed as being assigned in the event that the resulting corporation of such merger or consolidation has total assets and a net worth after such consolidation or merger equal to or greater than that of the Lessee immediately prior to such consolidation or merger. Notwithstanding the foregoing, such act shall require the consent of Lessor and Lessor's mortgagee, which consent shall not be unreasonably withheld.

      15. The Lessee covenants and agrees to pay and discharge all reasonable costs, attorneys' fees and expenses that shall be paid and incurred by the said Lessor in enforcing the covenants and agreements of this Lease on account of Lessee's default hereunder.

      16. The Lessor may at all reasonable times enter said premises to inspect same, but agrees to maintain confidentiality; and not to use or divulge any proprietary information of Lessee disclosed during such inspection.

      17. In case the Lessee shall vacate or abandon said premises, or shall default in any of its covenants herein, and said default shall not be cured within ten (10) days after notice thereof in writing from the Lessor, the Lessor is hereby authorized to reenter said premises, to eject the Lessee, and take full possession of said premises, to terminate this Lease at its option and to release and let said premises on such terms as to Lessor shall seem best, to remove from said premises all personal property of the Lessee, and to store the same to the account and at the expense and risk of the Lessee, and to sell said property or any part thereof, and out of the proceeds to pay all expenses of so removing, storing and selling the same, and all sums which shall then be in arrears or past due for rent; and that no such act or acts of the Lessor shall be construed as cancellation of this Lease or waiver of the right of the Lessor to collect rent hereunder for the remainder of said term, except said exercise of its option to terminate the same; and that in case the Lessor shall determine that any action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the Lessee agrees that a reasonable attorney's fee and the necessary costs and disbursements thereof may be allowed and taxed against it.

      18. That no sign, advertisement or notice will be placed or painted on any part of the outside or inside of said building or leased premises, except in such manner, style and places as approved in writing by the Lessor and the City of New Berlin, Wisconsin, which approval shall not be unreasonably withheld, and the Lessor reserves the right to remove all others at the expense of Lessee.

      19. At all times during the term of this Lease, the Lessee shall and may peaceably and quietly hold and enjoy the demised premises free from molestation, invasion or disturbance.

      20. That the Lessor shall have the right to enter the leased premises during twelve (12) months prior to the termination of this Lease, to show the same to prospective tenants, and to place on doors and windows the usual notice that the premises are for rent, upon giving reasonable prior notice to Lessee.

      21. This Lease shall be subject and subordinate at all times to the lien of any mortgages or ground rents now or hereafter placed on the demised premises without the necessity of any further instrument or act on the part of Lessee to effect such subordination, provided that the holder of any such mortgage shall on behalf of itself, its successors and assigns, agree that Lessee shall have the quiet enjoyment of the demised premises for the term of this Lease in accordance with every provision hereof, so long as Lessee shall fully and faithfully perform all of the terms, covenants and conditions of this Lease on its part to be performed, irrespective of Lessor's default. Lessee covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease upon the foregoing terms as shall be desired by any mortgagee or proposed mortgagee or by any person entitled thereto.

      22. Except as other provisions may herein specifically be made, in the event that either Lessee or Lessor as the obligated party, after ten (10) days' written notice from the other party, fails or refuses to make any of the payments when due as required of such obligor by this Lease (other than the payment of the rent reserved hereunder), or to do or cause to be done promptly any and all of the acts and things in this Lease provided to be done by such obligor, then the other party shall have the right, (but shall be under no obligation to the obligor to do so), to advance any and all sums of money or do or cause to be done any and all acts and things necessary or proper to be done or performed by the obligor, and in such event, the obligor covenants and agrees forthwith upon demand to repay to such other party any and all sums so advanced or expended to do or cause to be done any and all such acts and things.

      In the event that the obligor fails within ten (10) days after written demand by the other party to repay (or, if applicable, to allow a deduction from rental) any sum advanced by the other party pursuant to the foregoing provisions, there shall be added to the sum to be repaid interest thereon from the date of demand to the date of repayment at the rate of ten (10%) percent per annum.

      The Lessee may, (but shall not be obligated to), from time to time, make such payments on account of mortgages or deeds or trust or other encumbrances on or liens against the Lessor's estate as may be necessary in the Lessee's judgment for the protection of the Lessee's estate. The Lessee in making any such payments shall be subrogated as against the Lessor to the rights of the parties to whom such payments are made, and if the Lessor shall after notice fail to repay any amount so paid, the Lessee shall also have the right to deduct the amount so paid, with legal interest thereon, from the rental thereafter accruing, until fully reimbursed.

      23. All notices, consents, demands and requests which may be or are required to be given by either party to the other, shall be in writing, and shall be sent by United States registered or certified mail, with return receipt requested, addressed as follows:

          TO LESSOR:                 PERCOM INVESTMENT COMPANY
                                     180 N. Executive Drive
                                     Brookfield, WI 53005

          TO LESSEE:                 PAYCO AMERICAN CORPORATION
                                     180 N. Executive Drive
                                     Brookfield, WI 53005

The date shown on the return receipt as of the date of which said registered or certified mail is received by the addressee shall be conclusively deemed to be the date on which a notice, consent, demand or request is given or made. The above address or a party may be changed at any time, or from time to time by notice given by said party to the other party in the manner hereinabove provided.

      24. Simultaneously with or subsequent to the execution hereof, the parties hereto shall, at the option of either party, execute a short form lease for recording purposes, and, in such event, the terms thereof shall constitute a part of this Lease as fully as though recited at length herein.

      25. This Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit, and be binding upon the Lessor and Lessee, their respective successors and assigns.

      26. Lessor agrees that should it at any time offer the property for sale and receive an acceptable offer to purchase the premises, it will notify Lessee in writing, attaching an exact copy of the offer. Lessee shall then have thirty
(30) days from receipt of such offer to make a similar offer as to price, terms and conditions with respect to the purchase of the premises. If Lessee does not make such an offer within thirty (30) days, or prior thereto indicates its intention not to make such an offer, then Lessor shall be free to sell the premises to such third-party bona fide purchaser on the same terms and conditions as submitted by the original offer. If there are any changes or modifications to the original offer, Lessee must be informed of such changes and be given ten (10) days to make a similar offer based on such changes or modifications. This right of first refusal shall exist only during the period in which this Lease is in effect.

      IN WITNESS WHEREOF, the Lessor and Lessee have caused this lease agreement to be executed by the persons duly authorized on the day and year first above written.

                                       PERCOM INVESTMENT COMPANY, a General
                                                  Partnership, Lessor



                                       By /s/ Neal R. Sparby
                                          -----------------------------------
                                          Neal R. Sparby, Authorized Partner



                                       By /s/ John E. Multhauf
                                          -----------------------------------
                                          John E. Multhauf, Authorized Partner

                                       PAYCO AMERICAN CORPORATION, Lessee


                                       By /s/ Dennis Punches
                                          ----------------------------------
                                          President

                                 PLAN OF SURVEY


For:  Douglas C. Boone
      --------------------------------------------------------------------------

DESCRIPTION:

Lot 2, Certified Survey Map No. 3976, recorded in Volume 31, pages 51-54, Document number 1150746, Waukesha County records, being a part of the Northwest 1/4 of Section 10, Town 6 North, Range 20 East, City of
New Berlin,  Waukesha County, Wisconsin.


[Map showing bearings of Wisconsin State Plane Coordinate System, South Zone Grid.]

                              MODIFICATION OF LEASE

      THIS MODIFICATION OF LEASE is made and entered into this 17 day of February, 1987, by and between PERCOM INVESTMENT COMPANY, a general partnership, hereinafter called "Lessor", and PAYCO AMERICAN CORPORATION, a Delaware corporation, hereinafter called "Lessee.

                              W I T N E S S E T H:

      WHEREAS, on August 5, 1983, Lessor and Lessee entered into a lease covering the premises commonly known as 2520 South 170th Street, New Berlin, Wisconsin, consisting of a one-story office/warehouse building of approximately 19,222 square feet, and

      WHEREAS, pursuant to the request of Lessee, Lessor has agreed to construct approximately 17,500 additional square feet to the existing leasehold premises. This addition is to provide for the accommodation of Lessee's requirements and is designed to accommodate Lessee's specialized needs, and

      WHEREAS, the parties desire to modify the above lease to cover the additional improvements and to compensate Lessor for incurring the additional costs required to provide these improvements.

      NOW, THEREFORE, in consideration of the premises and of the mutual benefits to be derived therefrom, it is agreed as follows:

      1. Lessor hereby leases, demises and rents unto the Lessee, and Lessee hereby leases, takes and hires of and from the Lessor the additional improvements, including all easements, rights of way and other rights appurtenant thereto. Lessor shall at its sole expense complete construction of the required improvements as specified by the provisions of Exhibit A attached hereto and made part of this lease modification. In the event the Lessee request additional leasehold improvements, any costs in excess of $810,000 shall be paid by Lessee. Lessee shall have the right to audit all cost related to construction. Work will be completed in accordance with plans, specifications and requirements hereof and shall be ready for occupancy on or about April 1, 1987. In the event that the premises are ready for occupancy prior to April 1, 1987, Lessee's obligation to pay rent shall commence as of the date that the premises are so ready. Rent shall be prorated for such partial month. In the event that the premises are ready for occupancy after April 1, 1987, any partial month's rent shall likewise be prorated. In the event that the premises are partially available for occupancy and Lessee wished to utilize such space, Lessor and Lessee shall agree upon a suitable prorated rent for such partial occupancy. The issuance of an occupancy permit by the City of New Berlin shall satisfy the requirements that the premises are ready for occupancy by Lessee, except in the case of partial occupancy prior to the commencement of the lease for storage purposes. Lessor warrants that the construction of the improvements shall be performed in a good and workmanlike manner and that the materials, equipment and other building facilities including exterior improvements furnished in connection therewith shall be free of defects. Lessee may enter the demised premises during the construction period for the purpose of inspecting the premises as to progress and completion in accordance with plans and specifications, and for the purpose of installing fixtures and equipment and any additional specialized leasehold improvements that Lessee may require, provided such activity shall be done only in such manner so as not to interfere with the construction.

      2. The existing lease as modified by this lease shall be the controlling instrument governing leasehold interests between the parties. The term of the lease shall remain the same, terminating on the 30th day of April, 2004. The existing rental shall be increased by the sum of Ninety-six Thousand Two Hundred Fifty Dollars ($96,250.00) annually on the effective date of occupancy if such occupancy is on the first day of the month and, if during the month, effective the first day of the month following such occupancy. This annual increase in rental shall be paid in monthly installments of Eight Thousand Twenty and 83/100ths Dollars ($8,020.83) each and shall form part of the base annual rental as set forth in paragraph four of the lease dated April 27, 1984.

      3. Commencing on May 1, 1988, the base annual rental as originally set forth in the lease of April 27, 1984, together with the additional base annual rental as set forth in this modification shall be adjusted to reflect the changes in the cost of living. This adjustment shall be computed on the same basis as is provided for in paragraph four of the lease of April 27, 1984, including the method of payment and the limitation as to any annual increase.

      4. The provisions of paragraph three of the lease of

April 27, 1984, relating to Lessee's option to terminate the lease are hereby revoked and the following terms and conditions are hereby substituted:

      Subsequent to March 31, 1993, Lessee shall have the following month of April, 1993, in which to make an election to terminate the lease effective midnight March 31, 1994. This election must be in writing, with a copy sent to Lessor's underlying first mortgagee. The lessee shall also be required to pay a cancellation fee equal to one year's rent based on the rental due and owing under the terms of the lease and this modification. The fee shall be based on the rental and any required tenant charges for the twelve (12) months immediately preceding the effective termination date. The effective termination date in the event of election would be midnight March 31, 1994. To make the election effective, the fee must be paid to Lessor on or before the effective termination date. The payment of this cancellation fee shall not relieve the Lessee of its obligations under the terms of the lease and is in addition to any rental or other charges due pursuant to the lease and this modification. Time is of the essence with respect to the exercise of the election to terminate the lease and pay the cancellation fee. The election and the cancellation fee must be personally delivered to, or sent postage prepaid, to one of the managing partners of

      Lessor at the address of the partnership where the rent is then being paid.

      5. In the event that the interest rate required to paid by Lessor on the indebtedness incurred to finance the additional improvements currently evidenced by a second mortgage at any time during the term of this lease exceeds the rate of ten (10%) percent per annum, the annual base rental shall be increased by the sum of Four Thousand Dollars ($4,000.00), payable in monthly installments for each fifty (50) basis points of increase in the interest rate over ten (10%) percent per annum. Said rental increase shall become effective the month following the effective date of the mortgage rate adjustment. In the event that the annual base rental is increased at any time during the term of this lease as a result of this paragraph, should there subsequently be a decrease in the same mortgage interest rate, the annual base rental shall correspondingly be decreased, except that in no event shall such rent be less than Ninety-six Thousand Two Hundred Fifty Dollars ($96,250.00) per annum. Written evidence of adjustments in the Lessor's mortgage rate shall be furnished to Lessee within ten (10) days of receipt from Lessor's mortgagee.

      6. All of the terms and conditions of the lease of April 27, 1984, not in conflict or superseded by the terms of this modification of lease are hereby ratified, approved and confirmed and all of Lessor's and Lessee's rights, duties and obligations as set forth in the lease of April 27, 1984, shall be in effect and apply to the landlord-tenant relationship between the parties governing the additional improvements.

      IN WITNESS WHEREOF, the Lessor and Lessee have caused this lease agreement to be executed by the persons duly authorized on the day and year first above written.

                                       PERCOM INVESTMENT COMPANY,
                                       A General Partnership, Lessor



                                       By /s/ Neal R. Sparby
                                          --------------------------------------
                                          Neal R. Sparby, Authorized Partner



                                       By /s/ John E. Multhauf
                                          --------------------------------------
                                          John E. Multhauf, Authorized Partner



                                       PAYCO AMERICAN CORPORATION, Lessee



                                       By /s/ Dennis Punches
                                          --------------------------------------
                                          President